March 28, 2016
DREYFUS INSTITUTIONAL PREFERRED TREASURY MONEY MARKET FUND
Supplement to Prospectus dated March 1, 2016

The following will replace the second and third paragraphs in the section in the fund's prospectus entitled "Shareholder Guide—Buying and Selling Shares":
Investors pay no sales charges to invest in the fund.  The price for shares is the net asset value (NAV) per share, which is calculated as of 3:00 p.m. on the days that the New York Stock Exchange, or the transfer agent, is open for regular business.  Orders in proper form will be priced at the NAV next calculated after the orders and Federal Funds are received by the fund's custodian or other authorized entity.
Orders in proper form placed prior to 3:00 p.m., and payments for which are received in or converted into Federal Funds by the fund's custodian by 6:00 p.m., will be effective at the price determined at 3:00 p.m. on that day, and shares purchased will receive the dividend declared on that day.  Investors whose orders are placed in proper form after 3:00 p.m., or whose payments are received in or converted into Federal Funds after 6:00 p.m. by the fund's custodian, will begin to accrue dividends on the following business day.
The following will replace the first two sentences of the ninth paragraph in the section in the fund's prospectus entitled "Shareholder Guide—Buying and Selling Shares":
Investors may sell (redeem) shares at any time and the shares will be sold at the next determined NAV.  If a request for redemption is received in proper form, and transmitted to the fund's custodian by 3:00 p.m., Eastern time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day, and the shares will not receive the dividend declared on that day.